Exhibit 99.1

PricewaterhouseCoopers LLP
1670 Broadway, Suite 1000
Denver CO 80202
Telephone (720) 931 7000
Facsimile (720) 931 7100

September 10, 2004

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Commissioners:

We have read the statements made by Canyon Resources Corporation, which we understand has been filed with the Commission, pursuant to Item 4.02(b) of Form 8-K, as part of the Company’s Form 8-K report dated September 1, 2004. We agree with the statements in the first and second paragraphs regarding the reference to independent accountants in such Form 8-K.

Very truly yours,

PricewaterhouseCoopers LLP